SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 6, 1999
                Date of Report (Date of earliest event reported)

                                   SCOOP, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-22281                  33-0726608
   (State or other Jurisdiction       (Commission             (I.R.S. Employer
         of Incorporation)            File Number)           Identification No.)


                                  Cyberia House
                           Church Street, Basingstoke
                               Hampshire RG21 7QN
                                 United Kingdom
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                +44 1256 867 800
              (Registrant's telephone number, including area code)


                        1800 Century Park East, Suite 600
                          Los Angeles, California 90067
         (Former name or former address, if changed since last report)



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                                TABLE OF CONTENTS


                                                                       Page


Item 1            Changes in Control of Registrant                      3

Item 2            Acquisition or Disposition of Assets                  3

Item 3            Bankruptcy or Receivership                            3

Item 4            Changes in Registrant's Certifying Accountant         3

Item 7(a)         Financial Statements                                  3

Item 7(b)         Pro Forma Financial Information                       3

Item 7(c)         Exhibits                                              3

Signature                                                               4

Exhibit Index                                                           5

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          A description of the transactions resulting in a change in control of Scoop, Inc. (the "Company") is set forth in Item 3 below, which description is incorporated herein by this reference.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          A description of the transactions pursuant to which the Company has acquired a significant amount of assets otherwise than in the ordinary course of business is set forth in Item 3 below, which description is incorporated herein by this reference.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          As previously reported by the Company in its quarterly report on Form 10-QSB for the quarterly period ended June 30, 1998 (filed August 14, 1998), incorporated herein by this reference, on July 31, 1998, the Company filed a voluntary petition commencing a case under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") as Case No. SA 98-20799 RA. On April 23, 1999, the Company entered into a Stock Purchase Agreement, attached hereto as
Exhibit 2.2 (the "Stock Purchase Agreement"), with InfiniCom AB (publ), a company organized and existing under the laws of the Kingdom of Sweden ("InfiniCom"), pursuant to which InfiniCom agreed to acquire such number of newly issued shares of Common Stock which in the aggregate would represent approximately 91% of the issued and outstanding Common Stock on a fully diluted basis (the "Acquired Shares") in exchange for 100% of the issued and outstanding ordinary shares of 10 pence each (the "24STORE Stock") of 24STORE.com Limited, a company incorporated under the laws of England and Wales ("24STORE"). As additional consideration for InfiniCom's acquisition of the Acquired Shares (the "Acquisition"), and as an incentive for the creditors of the Company to approve and support the foregoing transaction as a part of the bankruptcy process, InfiniCom paid the sum of $225,000, plus interest thereon, to the Company to be used for payment to holders of all allowed general unsecured claims to the extent that the bankruptcy estate of the Company was insufficient to pay in full the allowed amount. Under the terms of the Stock Purchase Agreement, InfiniCom agreed to pay an additional sum of up to $125,000 to the Company to reimburse the Company for certain transaction costs associated with the negotiation, documentation and consummation of the Acquisition.

          On July 23, 1999, the Company filed its Second Amended Plan of Reorganization (the "Plan") and a related Second Amended Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court. The Plan contemplated that upon its confirmation the Acquisition would be consummated and the Disclosure Statement contained material information concerning InfiniCom and 24STORE. By an order dated August 5, 1999, the Bankruptcy Court approved the Disclosure Statement as containing adequate information and the Disclosure Statement and the Plan were then distributed to the Company's creditors and shareholders for approval, which was subsequently obtained. As previously announced by the Company in a press release dated October 1, 1999, attached hereto as Exhibit 99.1 and incorporated herein by this reference, on September 30, 1999 the Plan was confirmed by order of the Bankruptcy Court (the "Confirmation Order"). Pursuant to the Confirmation Order, the Bankruptcy Court approved the Plan and the Stock Purchase Agreement on October 5, 1999. A copy of the Plan, as confirmed by the Bankruptcy Court, is attached hereto as Exhibit
2.1 and is incorporated herein by this reference.

          As of December 7, 1999, in accordance with the Plan and the Stock Purchase Agreement, as modified by the Agreement dated as of November 1, 1999 between the Company and InfiniCom, attached hereto as Exhibit 2.3 and incorporated herein by this reference, InfiniCom had acquired from the Company a total of 60,783,219 shares of Common Stock in exchange for the 24STORE Stock (the "Closing"). The aggregate amount of Common Stock acquired by InfiniCom represents approximately 91% of the 66,795,457 shares of Common Stock issued and outstanding immediately following the Closing. Following the Closing, InfiniCom transferred a total of 2,231,658 shares of Common Stock to lenders in accordance with financing arrangements previously entered into by InfiniCom in order to raise working capital, resulting in an ownership of the Company by InfiniCom of approximately 88%.

          Financial information as to the assets and liabilities of the Company as of September 30, 1999 is set forth in its monthly operating report for the month ended September 30, 1999, which report was filed with the Bankruptcy Court, is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          As previously reported by the Company in its Current Report on Form 8-K dated April 7, 1999 (filed May 7, 1999), incorporated herein by this reference, on April 7, 1999, the client-auditor relationship between the Company and Deloitte & Touche LLP ceased. Effective March 31, 2000, the Company has engaged Stonefield Josephson, Inc. ("SJI") as its new independent accountants. The decision to so engage SJI was recommended and approved by the Company's Board of Directors.


ITEM 7(A).  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The required financial statements will be provided by amendment in accordance with Item 7(a)(4).


ITEM 7(B).  PRO FORMA FINANCIAL INFORMATION.

          The required pro forma financial information will be provided by amendment in accordance with Item 7(b)(2).


ITEM 7(C).  EXHIBITS.

          The information set forth in the Exhibits attached hereto is hereby expressly incorporated herein by reference and the response to each item of this report is qualified in its entirety by the provisions of such exhibits.

          Exhibit 2.1    Second Amended Plan of Reorganization of Scoop, Inc.

          Exhibit 2.2 Stock Purchase Agreement, dated as of April 23, 1999, between InfiniCom AB (publ) and Scoop, Inc.

          Exhibit 2.3 Agreement, dated as of November 1, 1999, between InfiniCom AB (publ) and Scoop, Inc.

          Exhibit 99.1   Press Release dated October 1, 1999

          Exhibit 99.2 Monthly Operating Report for the Month Ended September 30, 1999

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 5, 2000                         SCOOP, INC.



                                              By:  /s/ Larsake Sandin
                                                   ----------------------------
                                                   Name:   Larsake Sandin
                                                   Title:  Chairman of the Board

                                  EXHIBIT INDEX

       Exhibit 2.1    Second Amended Plan of Reorganization of Scoop, Inc.

       Exhibit 2.2 Stock Purchase Agreement, dated as of April 23, 1999, between InfiniCom AB (publ) and Scoop, Inc.

       Exhibit 2.3 Agreement, dated as of November 1, 1999, between InfiniCom AB (publ) and Scoop, Inc.

       Exhibit 99.1   Press Release dated October 1, 1999

       Exhibit 99.2 Monthly Operating Report for the Month Ended September 30, 1999